Exhibit Index
                                   to
                              Annual Report
                              on Form 10-K
                    For Year Ended December 31, 1999

           Previously Filed
           ----------------
                              As
                            Exhibit
         File No.             No.
        --------           -------

3-A     10-Q for quarter    3        --Restated Articles of
        ended 6/30/99                  Incorporation, as amended
                                       (including resolutions
                                       creating outstanding series
                                       of Cumulative Preferred Shares).

3-C     33-46071            4-B      --Bylaws as amended through
                                       April 11, 1988.

4-D-1   2-14209             2-B-1    --Twenty-First Supplemental
                                       Indenture from the Company to
                                       First Trust Company of Saint
                                       Paul and Russel M. Collins, as
                                       Trustees, dated as of July 1,
                                       1958.

4-D-2   2-14209             2-B-2    --Twenty-Second Supplemental
                                       Indenture dated as of
                                       July 15, 1958.

4-D-3   33-32499            4-D-7    --Thirty-Second Supplemental
                                       Indenture dated as of
                                       January 18, 1974.

4-D-4   33-46070            4-D-12   --Forty-Third Supplemental
                                       Indenture dated as of
                                       February 1, 1991.

4-D-5   33-46070            4-D-13   --Forty-Fourth Supplemental
                                       Indenture dated as of
                                       September 1, 1991.

4-D-6   8-K dated           4-D-15   --Forty-Fifth Supplemental
        7/24/92                        Indenture dated as of
                                       July 1, 1992.

4-D-7   8-A dated           1        --Rights Agreement, dated as of
        1/28/97                        January 28, 1997 (the Rights
                                       Agreement), between the
                                       Company and Norwest Bank Minnesota,
                                       National Association.

4-D-8   8-A/A dated         1        --Amendment No. 1, dated as of
        9/29/98                        August 24, 1998, to the Rights
                                       Agreement.

10-A    2-39794             4-C      --Integrated Transmission
                                       Agreement dated August 25,
                                       1967, between Cooperative
                                       Power Association and the
                                       Company.


          Previously Filed
          ----------------
                              As
                            Exhibit
         File No.             No.
         --------           -------


10-A-1  10-K for year       10-A-1   --Amendment No. 1, dated as
        ended 12/31/92                 of September 6, 1979, to
                                       Integrated Transmission
                                       Agreement, dated as of
                                       August 25, 1967, between
                                       Cooperative Power Associa-
                                       tion and the Company.

10-A-2  10-K for year       10-A-2   --Amendment No. 2, dated as of
        ended 12/31/92                 November 19, 1986, to Integ-
                                       rated Transmission Agreement
                                       between Cooperative Power
                                       Association and the Company.

10-C-1  2-55813             5-E      --Contract dated July 1, 1958,
                                       between Central Power Elec-
                                       tric Corporation, Inc.,
                                       and the Company.

10-C-2  2-55813             5-E-1    --Supplement Seven dated
                                       November 21, 1973.
                                       (Supplements Nos. One
                                       through Six have been super-
                                       seded and are no longer in
                                       effect.)

10-C-3  2-55813             5-E-2    --Amendment No. 1 dated
                                       December 19, 1973, to
                                       Supplement Seven.

10-C-4  10-K for year       10-C-4   --Amendment No. 2 dated
        ended 12/31/91                 June 17, 1986, to Supple-
                                       ment Seven.

10-C-5  10-K for year       10-C-5   --Amendment No. 3 dated
        ended 12/31/92                 June 18, 1992, to Supple-
                                       ment Seven.

10-C-6  10-K for year       10-C-6   --Amendment No. 4 dated
        ended 12/31/93                 January 18, 1994, to Supple-
                                       ment Seven.

10-D    2-55813             5-F      --Contract dated April 12,
                                       1973, between the Bureau of
                                       Reclamation and the Company.

10-E-1  2-55813             5-G      --Contract dated January 8,
                                       1973, between East River
                                       Electric Power Cooperative
                                       and the Company.

10-E-2  2-62815             5-E-1    --Supplement One dated
                                       February 20, 1978.

10-E-3  10-K for year       10-E-3   --Supplement Two dated
        ended 12/31/89                 June 10, 1983.

10-E-4  10-K for year       10-E-4   --Supplement Three dated
        ended 12/31/90                 June 6, 1985.


          Previously Filed
          ----------------
                              As
                            Exhibit
         File No.             No.
         --------           -------

10-E-5  10-K for year       10-E-5   --Supplement No. Four, dated
        ended 12/31/92                 as of September 10, 1986.

10-E-6  10-K for year       10-E-6   --Supplement No. Five, dated
        ended 12/31/92                 as of January 7, 1993.

10-E-7  10-K for year       10-E-7   --Supplement No. Six, dated
        ended 12/31/93                 as of December 2, 1993.

10-F    10-K for year       10-F     --Agreement for Sharing
        ended 12/31/89                 Ownership of Generating
                                       Plant by and between the
                                       Company, Montana-Dakota
                                       Utilities Co., and North-
                                       western Public Service
                                       Company (dated as of
                                       January 7, 1970).

10-F-1  10-K for year       10-F-1   --Letter of Intent for pur-
        ended 12/31/89                 chase of share of Big Stone
                                       Plant from Northwestern
                                       Public Service Company
                                       (dated as of May 8, 1984).

10-F-2  10-K for year       10-F-2   --Supplemental Agreement No. 1
        ended 12/31/91                 to Agreement for Sharing
                                       Ownership of Big Stone Plant
                                       (dated as of July 1, 1983).

10-F-3  10-K for year       10-F-3   --Supplemental Agreement No. 2
        ended 12/31/91                 to Agreement for Sharing
                                       Ownership of Big Stone Plant
                                       (dated as of March 1, 1985).

10-F-4  10-K for year       10-F-4   --Supplemental Agreement No. 3
        ended 12/31/91                 to Agreement for Sharing
                                       Ownership of Big Stone Plant
                                       (dated as of March 31, 1986).

10-F-5  10-K for year       10-F-5   --Amendment I to Letter of
        ended 12/31/92                 Intent dated May 8, 1984, for
                                       purchase of share of Big Stone
                                       Plant.

10-G                                 --Big Stone Plant Coal Agreement
                                       by and between the Company, Northwestern
                                       Public Service, Montana-Dakota
                                       Utilities Co., and Kennecott
                                       Energy Company (dated as of
                                       December 16, 1999). **

10-G-1  10-Q for quarter    10-B     --Big Stone Coal Transportation
        ended 9/30/94                  Agreement by and between the
                                       Company, Montana-Dakota
                                       Utilities, Northwestern Public
                                       Service Co., and Burlington
                                       Northern Railroad Company
                                       (dated as of July 18, 1994).



          Previously Filed
          ----------------
                              As
                            Exhibit
         File No.             No.
         --------           -------

10-G-2  10-K for year       10-G-2   --Amendment No. 1, dated as of
        ended 12/31/95                 December 27, 1995, to Big
                                       Stone Coal Transportation
                                       Agreement (dated as of
                                       July 18, 1994).

10-G-3                               --Amendment No. 2, dated as of
                                       June 10, 1999, to Big Stone
                                       Stone Coal Transportation
                                       Agreement (dated as of
                                       July 18, 1994).  **

10-H    2-61043             5-H      --Agreement for Sharing Owner-
                                       ship of Coyote Station
                                       Generating Unit No. 1 by and
                                       between the Company, Minnkota
                                       Power Cooperative, Inc.,
                                       Montana-Dakota Utilities Co.,
                                       Northwestern Public Service
                                       Company, and Minnesota Power
                                       & Light Company (dated as of
                                       July 1, 1977).

10-H-1  10-K for year       10-H-1   --Supplemental Agreement No.
        ended 12/31/89                 One dated as of November 30,
                                       1978, to Agreement for Sharing
                                       Ownership of Coyote Generating
                                       Unit No. 1.

10-H-2  10-K for year       10-H-2   --Supplemental Agreement No.
        ended 12/31/89                 Two dated as of March 1, 1981,
                                       to Agreement for Sharing
                                       Ownership of Coyote Generating
                                       Unit No. 1 and Amendment No. 2
                                       dated March 1, 1981, to Coyote
                                       Plant Coal Agreement.

10-H-3  10-K for year       10-H-3   --Amendment dated as of
        ended 12/31/89                 July 29, 1983, to Agreement
                                       for Sharing Ownership of
                                       Coyote Generating Unit No. 1.

10-H-4  10-K for year       10-H-4   --Agreement dated as of Sept.
        ended 12/31/92                 5, 1985, containing Amendment
                                       No. 3 to Agreement for Sharing
                                       Ownership of Coyote Generating
                                       Unit No.1, dated as of July 1,
                                       1977, and Amendment No. 5 to
                                       Coyote Plant Coal Agreement,
                                       dated as of January 1, 1978.

10-I    2-63744             5-I      --Coyote Plant Coal Agreement
                                       by and between the Company,
                                       Minnkota Power Cooperative,
                                       Inc., Montana-Dakota
                                       Utilities Co., Northwestern
                                       Public Service Company,
                                       Minnesota Power & Light
                                       Company, and Knife River
                                       Coal Mining Company (dated
                                       as of January 1, 1978).



          Previously Filed
          ----------------
                              As
                            Exhibit
         File No.             No.
         --------           -------

10-I-1  10-K for year       10-I-1   --Addendum, dated as of March
        ended 12/31/92                 10, 1980, to Coyote Plant
                                       Coal Agreement.

10-I-2  10-K for year       10-I-2   --Amendment (No. 3), dated as
        ended 12/31/92                 of May 28, 1980, to Coyote
                                       Plant Coal Agreement.

10-I-3  10-K for year       10-I-3   --Fourth Amendment, dated as
        ended 12/31/92                 of August 19, 1985, to
                                       Coyote Plant Coal Agreement.

10-I-4  10-Q for quarter    19-A     --Sixth Amendment, dated as of
        ended 6/30/93                  February 17, 1993, to Coyote
                                       Plant Coal Agreement.

10-K    10-K for year       10-K     --Diversity Exchange Agreement
        ended 12/31/91                 by and between the Company
                                       and Northern States Power
                                       Company, (dated as of May 21,
                                       1985) and amendment thereto
                                       (dated as of August 12, 1985).

10-K-1  10-Q for quarter    10       --Power Sales Agreement
        ended 9/30/99                  between the Company and
                                       Manitoba Hydro Electric Board
                                       (dated as of July 1, 1999).

10-L    10-K for year       10-L     --Integrated Transmission
        ended 12/31/91                 Agreement by and between the
                                       Company, Missouri Basin
                                       Municipal Power Agency and
                                       Western Minnesota Municipal
                                       Power Agency (dated as of
                                       March 31, 1986).

10-L-1  10-K for Year       10-L-1   --Amendment No. 1, dated as
        ended 12/31/88                 of December 28, 1988, to
                                       Integrated Transmission
                                       Agreement (dated as of
                                       March 31, 1986).

10-M                                 --Hoot Lake Coal Transportation
                                       Agreement by and between the
                                       Company and The Burlington
                                       Northern and Santa Fe Railway
                                       Company (dated as of July 19, 1999).**

10-N-1  10-K for year       10-N     --Deferred Compensation Plan
        ended 12/31/91                 for Directors, dated
                                       April 9, 1984.*

10-N-2  10-K for year       10-N-2   --Executive Survivor and Sup-
        ended 12/31/94                 plemental Retirement Plan,
                                       as amended.*

10-N-3                               --Form of Severance
                                       Agreement.*

          Previously Filed
          ----------------
                              As
                            Exhibit
         File No.             No.
         --------           -------

10-N-4  10-K for year       10-N-5   --Nonqualified Profit Sharing
        ended 12/31/93                 Plan.*

10-N-5  10-K for year       10-N-6   --Nonqualified Retirement
        ended 12/31/93                 Savings Plan.*

10-N-6  10-K for year       10-N-6   --1999 Employee Stock
        ended 12/31/98                 Purchase Plan.

10-N-7  10-K for year       10-N-7   --1999 Stock Incentive Plan.*
        ended 12/31/98

13-A                                 --Portions of 1999 Annual
                                       Report to Shareholders
                                       incorporated by reference
                                       in this Form 10-K.

21-A                                 --Subsidiaries of Registrant.

23                                   --Consent of Deloitte & Touche LLP.

24-A                                 --Powers of Attorney.

27                                   --Financial Data Schedule.

--------


* Management contract or compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

** Confidential information has been omitted from such Exhibit and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2.